RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Highlights

•	Develops, Manufactures & Markets Point-of-care (POC) Diagnostic Tests, a $10 Billion Market
•	Partnered with Leading License & Distribution Partners in U.S. & South America
•	Oral Fluid HIV Test Pending FDA Approval
•	Pipeline Includes Syphilis, Hepatitis-C, HIV Self-Test & Potential Multiplex POC Testing Products
•	Record Revenues & Income from Operations in 2009-2011 & 2012 YTD
•	Seasoned Management Team, Strengthened in Q3 2012

Slide 4

POCT’s – A Growing Global Market
Converting Lab Tests to POC and Creating New Markets

•	$10B Global Point-of-Care Test (POCT) Market
•	$45B Total In-Vitro Diagnostics Market

See Graphic

Slide 5

Core Business Comprised of FDA-Approved Rapid HIV Tests

•	Large % of Infected Individuals Not Aware of Infection
•	Has Created Large Screening Programs Globally to Reduce Transmission
•	Still 60,000 New HIV Infections in US Annually
•	Chembio’s Lateral Flow Blood Tests Sold in U.S. & Globally
•	Chembio's Patented Dual Path Platform (DPP®) Oral Fluid HIV Test Pending FDA Approval for Professional Use
•	FDA Approval Anticipated December '12
•	CLIA Waiver & Launch Anticipated 2013
•	HIV OTC (Home Use Self Testing) Market Estimated at >$250MM
•	Uniquely Positioned to Compete Against First Mover
•	Estimated US Market Launch 2015

Slide 6

Chembio’s Pipeline Includes Tests for Significant New POCT Markets

–	Syphilis POCT Market
–	No POCT in US – First Mover
–	Estimated US Market - $75MM
–	Anticipated U.S. Multiplex Test Launch 2014
–	Hepatitis-C POCT Market
–	Estimated US Market, Based on New CDC Recommendation and New Therapeutics, $250MM
–	Key Decision Pending re: Reimbursement by ACA (Obama-Care)
–	Anticipated U.S. Market Launch 2015
–	Pursuing Other Products to Access Additional POCT Markets in the US & Globally
–	Proprietary Bio-Markers
–	New OEM and Distribution Collaborations
–	New Technologies that Complement Chembio’s Core Technology

Slide 7

Chembio Has Achieved Strong Growth in its FDA-Approved Lateral Flow HIV Tests Sold Globally

•	Continuing YOY Sales & Market Share Growth in US Despite Public Health Funding Challenges
•	Strong 2013 Outlook
•	Significant New International Market Wins & Opportunities for Growth

See Graphic

Slide 8

SURE CHECK® HIV & Development of the Over-the-Counter (OTC) Market For Self-Testing

•	10 Years Later, New POCT OTC Market Launch by Competitor in October 2012
•	Chembio Uniquely Positioned to Capitalize on Competitor’s Market Development Investment
•	Chembio Product Already FDA-Approved & Distributed in US (Alere) and International Professional Market
•	Pursuing FDA IDE to Begin OTC Studies in 2013, FDA Submissions 2014-2015

See Graphics

Slide 9

Chembio’s Patented Technology:  Dual Path Platform (DPP®)

•	A Patented Platform Technology with a Multitude of Potential Diagnostic Applications
•	Improves Performance (Sensitivity and Specificity) v. Lateral Flow
‐	Features Independent Sample Path and Direct Binding
‐	Enables Improved Multiplex Products
MULTIPLEX  DPP® HIV Confirmatory Test Launched by Chembio in Brazil; Licensed to
Bio-Rad Worldwide

Foundational DPP Patent issued in U.S.; Additional patents issued or pending in U.S. & many foreign jurisdictions

See Graphics

Slide 10

Successful Launch of  DPP Products in Brazil in 2011 & 2012YTD

•	Oswaldo Cruz Foundation (FIOCRUZ)
‐	Major Supplier to Brazilian Federal Ministry of Health Public Health Programs
‐	Aggregate of $23MM in DPP® Tech. Transfer Contracts Started in 2011
‐	>$7MM YTD and >$9MM Anticipated for FY ‘12
‐	Strong Demand Indicated for 2013, Likely Reduced in 2014
•	Possible New Products & Collaborations in Brazil with FIOCRUZ & Private Market

See Graphics

Slide 11

DPP HIV Oral Fluid & Blood Rapid Test Pending FDA Approval
•	Completed 3,000 Patient Clinical Trial Q2
•	Filed Final Module with FDA in June 2012
•	PMA Approval Anticipated by End of 2012
•	CLIA Waiver/Launch in U.S. Professional Market 2013
•	Potential OTC Trials & FDA Submission 2014-2016

See Graphic

Slide 12

U.S. Rapid HIV Test Market  Competitive Landscape

See Graphic

Slide 13

Pipeline: DPP® Syphilis Screen & Confirm Test

•	First Dual POCT for Syphilis Enables Confirmation & Treatment At POC
•	Resuming FDA Clearance Submission in Q4 2012 with Data Supporting Clinical Utility
•	Clinical Trials and FDA Submission Anticipated 2013
•	Anticipated U.S. Market Launch 2014
•	HIV-Syphilis Combo Test

Developed in collaboration with the U.S. Centers for Disease Control

Slide 14

Pipeline: Rapid Hepatitis C Point-of-Care Diagnostic

•	Data Published in Journal of Clinical Virology on Chembio's Assay
•	New (July 2012) Final CDC Recommendations for an estimated 70 million Americans to be screened for HCV
•	Completed Feasibility to Establish Performance Comparable to Current Standard
•	Pursuing Differentiating Features
•	Anticipated Timeline
‐	Development & Clinical Trials – 2013-2014
‐	US Market Launch Anticipated - 2015

Slide 15

Selected Financial Data FY2008 - 2011

See Graphics

Slide 16

Chembio Selected Financial Results Through Nine Month Ended September 30, 2012
•	1st 9 mos. 2012 Revenues Increased 35% to $17.7MM Compared to 1st 9 mos. 2011
•	1st 9 mos. Operating Income of $.75MM Achieved by Strong DPP-Brazil & US Market Gains

In (000’s)	YTD Sept. 30, 2012		YTD Sept. 30, 2011
Net Product Revenues	$16,919		$ 11,516
Non-Product Revenues	$ 825		$ 1,655
TOTAL REVENUES	$17,744		$ 13,171
GROSS MARGIN	$ 7,632	43%	$6,647	50%
OPERATING COSTS:
Research and Development exp	$ 3,364	19%	$3,697	28%
Selling, G&Administrative exp	$ 3,522	20%	$2,413	18%
	$ 6,886		$6,110
INCOME FROM OPERATIONS	$ 746		$ 537
OTHER INCOME (EXPENSES):	$ (2)		$ (9)
NET INCOME-Before Taxes	$ 744	4%	$ 528	4%
Income tax (benefit) provision	$ 295		$ -
NET INCOME	$ 449	3%	$ 528	4%

Slide 17

Continued Year-Over-Year Increases in Revenues & Profitability

•	Lower Sales and Net Loss in Q3
•	Q3 Result Impacted by Large International Order Received in Q3 Completed in Q4
•	Manufacturing Inefficiencies and Product Mix Impacted Gross Profit in Q2 & Q3
•	Expect Record Revenue & Continued Profitability in Q4 and FY2012
•	Record Order Backlog at start of Q4
•	Strong Brazil Backlog for Q4 and FY2013 Outlook
•	Improved US Sales Anticipated in Q4 with Positive 2013 Budget Outlook from Alere
•	Increased International Sales Order Backlog

Slide 18

CEMI Selected Share & Balance Sheet Data

(in millions except per share and daily volume data)

Ticker Symbol (NASDAQ)	CEMI
Price 10/31/12	$4.36
52-Week High	$5.30
52-Week Low	$2.96
Outstanding Shares	8.00
Market Capitalization	$34.9
Fully Diluted Shares	8.8
Management Holding	1.6
Average Daily Volume (3 months)	27,400

Options	Amt.	Avg. Ex. Price
515K held by Mgmt. & Board	764K	$2.08

($ in millions)	Sept.’12	Dec'11	Dec. '10
Cash	$ 3,290	$ 3,011	$ 2,136
Total Current Assets	9,601	8,992	7,637
Total Assets	$16,140	$ 15,486	$ 9,086

Total Current Liabilities	2,761	2,858	3,076
Total Liabilities	2,856	2,991	3,277

Total Equity	13,284	12,495	5,809

Total Liabilities & Stockholders’ Equity	$16,140	$ 15,486	$ 9,086

Slide 19

Leadership Strengthened

Executive                                                                                 Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Sharon Klugewicz	VP QA/QC & Technical Operations	2012
Rick Bruce	VP Operations	2000
Michael Steele	VP Sales Marketing & Bus. Dev.	2012

Independent Directors                                                                                     Joined Board:
Gary Meller, MD, MBA	2005
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 20

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	28,000 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 170

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

See Graphics

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Slide 22

www.Chembio.com Website Updated August 2012

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Chembio Diagnostics, Inc.
RAPID tests for EARLIER treatments

Thank You